United States
Securities And Exchange Commission
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05734
Diamond Hill Financial Trends Fund, Inc.

(Exact name of registrant as specified in charter)
325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices) (Zip code)
James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)
Registrant’s telephone number, including area code: (614) 255-3333
Date of fiscal year end: 12/31
Date of reporting period: 12/31/08
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, Washington, DC 20549-0102. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders.

Diamond Hill Financial Trends Fund, Inc.

Diamond Hill funds

Annual Report

December 31, 2008

Invest With Us.

TABLE OF CONTENTS

Your fund at a glance page 1
Portfolio Commentary page 2
Fund’s investments page 4
Financial statements page 8
Notes to financial statements page 12
Directors and officers page 21
Welcome
Dear Fellow Shareholders:
After enduring a difficult first half of 2008, the remainder of the year saw the market decline accelerate as the negative effects of the credit crisis and the rapidly eroding economic environment became apparent. Large cap stocks (S&P 500 -36.98%) finished the year sharply lower while the mid-cap and small-cap portions of the market (Russell 2000 -33.79%) closed out 2008 with sizeable declines as well. Since the strains were first felt in the summer of 2007, the credit crises that began in the lower quality domestic mortgage area has touched most asset classes around the world and has essentially shaken the global financial system to its core. The crisis has also elicited an unprecedented response from governments around the world. Throughout the year we witnessed new programs and liquidity facilities being made available to many in the financial services sector. While these programs seem to have helped stabilize the situation, the longer term effects will undoubtedly be felt for years to come and debated for decades.
The S&P 1500 Supercomposite Financials Index was down over 52% for the year while the Fund declined 44.3% at net asset value. Once again, these difficult periods of investment performance are never easy. However after enduring long periods of poor performance equity markets often post strong returns. While we obviously don’t know when the markets will begin to improve, we do believe that prices reflect much of the current uncertainty and we therefore encourage fellow shareholders to maintain a long-term horizon as part of the investment process.
Looking forward, we are unequivocally optimistic about financial stocks. Many areas within the sector are now priced at levels not seen in many years and again seem to discount the severe cyclical headwinds. Near term fundamentals are likely to remain challenging but we believe the stock returns generated from these depressed levels will turn out to be quite attractive down the road.
We therefore begin 2009 optimistic regarding the long-term investment outlook for U.S. equities in general and financial stocks in particular. And as always, on behalf of your Board of Directors, I would like to assure you of our collective commitment to meeting our fiduciary duty to our fellow shareholders.
Sincerely,

Franklin C. Golden
Chairman of Diamond Hill Financial Trends Fund, Inc.

Your fund at a glance
The Fund seeks long-term capital appreciation with current income as a secondary objective by investing at least 80% of its assets in stocks of U.S. financial services companies of any size.
     Over the last year
➢	The year witnessed an extremely difficult domestic equity market, with October marking a precipitous decline in our capital markets resulting in the collapse of Lehman Brothers, Fannie Mae, Freddie Mac and Washington Mutual along with the distressed sales of Wachovia, Bearn Stearns and Merrill Lynch.
➢	The current crisis originated in the financial sector driving down financial stock performance and spreading throughout the economy despite dramatic policy actions by the Federal Government.
➢	The fund outperformed its benchmark by 7.9%, however, finished the year down 44.3% due to heavy exposure to credit sensitive areas such as banks and thrifts.
Diamond Hill Financial Trends Fund, Inc.
Fund’s average annual total returns for various periods ended December 31, 2008
The total returns for the Fund are at net asset value and include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results.
Top 10 holdings

Wells Fargo & Co.	7.3%
J.P. Morgan Chase & Co.	6.2%
U.S. Bancorp	4.5%
Huntington Bancshares, Inc.	4.5%
Allstate Corp.	4.4%
American Express Co.	3.9%
Bank of New York Mellon Corp.	3.9%
National City Capital IV, 8.00%, 9/15/47	3.6%
Assurant, Inc.	3.5%
Synovus Financial Corp.	3.4%
As a percentage of net assets on December 31, 2008.

Portfolio Commentary
Thank you for your interest in the Diamond Hill Financial Trends Fund, Inc.
The past year was a very difficult one for the domestic equity markets, the financial sector as well and as the fund. During 2008, the fund declined by 44.3% on a net asset value (NAV) basis while its primary benchmark (the S&P 1500 Supercomposite Financials Index) posted a total return of -52.2%. Diversified equity indices were sharply lower for the second-half as well as the entire calendar year. The disparity in performance between the diversified equity markets and the financial sector narrowed considerably during the second half as the overall macro environment placed severe pressure on virtually every domestic asset class. As we frequently communicate to both current and prospective investors, we judge ourselves based on long-term returns (rolling five year periods) and on that front we are disappointed with the trailing results on an absolute basis. Through December 31, 2008, the fund has returned 5.09% annually since its inception in 1989, while the past five years have produced a -6.88% annual return. Given the dismal returns domestic equity capital has generated over the past decade, one may not be surprised to read that we expect much better returns prospectively for both the equity markets in general as well as the financial sector. Consistent with this outlook we are finding many opportunities at large discounts to our estimates of long-term intrinsic value.
During the past year, our capital markets witnessed remarkable developments — the collapse of Lehman Brothers, Fannie Mae and Freddie Mac, as well as Washington Mutual — a host of distressed sales — Wachovia, Bear Stearns and Merrill Lynch — and unprecedented actions by our Treasury and Federal Reserve to combat the severe dislocations in the credit markets. Even with these dramatic policy actions, markets here and around the globe continued under considerable stress as uncertainty with the overall economy intensified throughout the year. This now global instability has led to much broader economic weakness and tremendous downward pressure on most asset classes around the world. As is often the case with many of the credit sensitive areas (bank, thrifts, etc.), the stocks appear to be valued at near trough valuation levels on well below normalized earnings. However, in near term fundamentals, many areas of the sector are still struggling mightily and given the current state of the economy, this year looks to be another very difficult one in terms of credit quality. Looking beyond the current recessionary environment reveals many industries (financial as well as many others) with shrinking capacity and improved efficiencies which often leads to improved competitive positioning for those companies able to survive. More specifically, efficiency gains are being sought with tremendous urgency, capacity has been removed in many areas (most notably in mortgage finance) through failures and forced mergers and credit spreads have continued at historically wide levels allowing for improved risk-adjusted margins. Also, as we mentioned last year, the radical changes in the structured finance market are likely to help many depository institutions over the long-term as they once again become the primary intermediaries of credit.
Given our usual long-term outlook, combined with attractive prices (especially based on normalized earnings levels) we continue to have a heavy long bias in the portfolio. In particular, we have been adding most aggressively to companies which we believe have been able to substantially improve their competitive position during the current economic/credit cycle. Examples would be two long time holdings — Wells Fargo (a 7.3% position on December 31, 2008) and U.S. Bancorp (4.5%) — as well as J.P. Morgan (6.2%) which was added during the

Christopher M. Bingaman, CFA, Portfolio Manager and
William C. Dierker, CFA, Assistant Portfolio Manager
most recent quarter. These companies all have been beneficiaries of forced mergers and should be well positioned coming out of the current recession. We are also finding value in a number of insurance companies and asset managers as the overall equity market decline has severely depressed valuations in these areas. Regarding Mergers & Acquisitions in general, we do not expect a pick up in deal activity in the very near term however continued consolidation within many areas of the sector is likely given the continuing secular growth challenges and opportunities for significant efficiency gains.
In terms of contributions to performance, the largest positive contributors were three preferred issues (NCC 3.06%, WB 1.95% and CFC/BAC 1.80%) and a few individual equities that either managed to avoid the worst of the credit crisis or were added at opportune times during the year. Among these, UCBH (2.06%) was the standout performer after being initially added to the portfolio during the summer lows. On the other end of the spectrum, the poorest performers were many of the large cap credit sensitive companies (AIG, BAC (2.90%), C (1.08%) and WB) which were unable to shed concerns regarding credit exposures and capital levels. During the year we also began to short securities in the fund. The short positions were positive contributors during the period but were much smaller in number and position size.
The eliminations and new holdings in fund were somewhat higher than normal as we continue to make changes to the portfolio. We sold entire positions in a handful of stocks including AIG, Wachovia, Cullen Frost, South Street Financial, ProAssurance and Stancorp Financial Group. Recent additions to the fund include Assurant (3.46%), Old Republic (1.93%) and T. Rowe Price (1.11%). Consistent with our overall investment philosophy, we believe investors in the fund will benefit from a relatively concentrated portfolio. Going forward the portfolio will typically hold between 40 and 50 stocks on the long side with an average position size of roughly between 2% and 2.5%. We also believe adding the shorting capability will provide clear long-term benefits and intend to typically have between 10 and 25 on the short side with slightly smaller position sizes. Once again, our objective is to use shorting as a tool to enhance our performance over time.
As always, we would like to thank our shareholders for their continued support of the fund.

Christopher M. Bingaman, CFA	William C. Dierker, CFA
Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Financial Trends Fund, Inc.                3

Diamond Hill Financial Trends Fund, Inc.
Schedule of Investments December 31, 2008

		Market
	Shares	Value

Preferred Stocks — 7.3%
Financial — 5.4%
Countrywide Capital V, 7.00%, 11/1/36 à	35,000	$599,900
National City Capital IV, 8.00%, 9/15/47	57,150	1,201,293

		1,801,193

Real Estate Investment Trust — 1.9%
Wachovia Preferred Funding — REIT	32,215	649,454

Total Preferred Stocks		2,450,647

Common Stocks — 90.6%
Finance — Banks & Thrifts — 50.4%
Bank of New York Mellon Corp. †	45,741	1,295,843
BB&T Corp. à	27,382	751,910
City National Corp. à	12,990	632,613
Colonial BancGroup, Inc. à	71,128	147,235
First Bancorp., Inc. à	15,532	285,012
First Financial Holdings, Inc. à	15,000	303,600
First Horizon National Corp. à	41,172	435,191
FirstFed Financial Corp.* à	130,830	228,953
Huntington Bancshares, Inc. à	194,325	1,488,530
iStar Financial, Inc. – REIT à	80,000	178,400
J.P. Morgan Chase & Co. †	65,523	2,065,940
NewBridge Bancorp.	51,512	122,599
Pinnacle Financial Partners, Inc.* à	17,000	506,770
PNC Financial Services Group, Inc.	17,600	862,400
Seacoast Banking Corp. of Florida à	23,920	157,872
State Street Corp.	12,000	471,960
SunTrust Banks, Inc.	25,006	738,677
Synovus Financial Corp. à	135,355	1,123,447
TCF Financial Corp. à	25,150	343,549
U.S. Bancorp	60,630	1,516,356
UCBH Holdings, Inc. à	100,000	688,000
Wells Fargo & Co.	82,625	2,435,784

		16,780,641

Finance — Broker Dealer — 3.5%
Merrill Lynch & Co., Inc.	65,550	763,002
Morgan Stanley	25,000	401,000

		1,164,002

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

		Market
	Shares	Value

Finance Services — 6.0%
Affiliated Managers Group, Inc.* à	15,000	$628,800
Eaton Vance Corp. à	10,000	210,100
Raymond James Financial, Inc. à	45,925	786,695
T. Rowe Price Group, Inc. à	10,420	369,285

		1,994,880

Financial — Diversified — 4.0%
Bank of America Corp. †	68,635	966,380
Citigroup, Inc. †	53,850	361,334

		1,327,714

Financial Specialties — 5.5%
American Express Co. †	70,740	1,312,227
Discover Financial Services	55,831	532,069

		1,844,296

Insurance — 21.2%
AFLAC, Inc.	9,000	412,560
Allstate Corp.	45,000	1,474,199
Assurant, Inc.	38,480	1,154,400
Assured Guaranty Ltd. à	56,460	643,644
Hanover Insurance Group, Inc.	7,000	300,790
Hartford Financial Services Group, Inc., The à	35,210	578,148
Old Republic International Corp.	54,080	644,634
Prudential Financial, Inc.	23,110	699,309
Travelers Companies, Inc., The	23,310	1,053,612
XL Capital Ltd. — Class A	34,245	126,707

		7,088,003

Total Common Stocks		$30,199,536

	Par	Market
	Value	Value

Certificates Of Deposit — 0.0%
First Piedmont, 2.00%, 09/29/09	$2,158	$2,158
Oconee Federal Savings Bank, 3.25%, 09/27/09	2,678	2,678
Piedmont Federal Savings Bank, 2.00%, 10/09/09	2,446	2,446
Security Savings Bank, 2.13%, 09/28/09	2,364	2,364
Stephen Federal Bank, 3.00%, 10/11/09	2,075	2,075

Total Certificates Of Deposit		$11,721

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

		Market
	Shares	Value

Registered Investment Companies — 24.2%
J.P. Morgan Prime Money Market Fund ††	7,084,537	$7,084,537
J.P. Morgan U.S. Government Money Market Fund	994,335	994,335

Total Registered Investment Companies		$8,078,872

Total Investment Securities — 122.1%
(Cost $45,043,140) **		$40,740,776

Segregated Cash With Brokers — 6.4%		2,157,586

Securities Sold Short — (10.1%)
(Proceeds $3,735,843)		(3,381,765)

Liabilities In Excess Of Other Assets — (18.4%)		(6,146,121)

Net Assets — 100.0%		$33,370,476

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $4,583,701.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2008, was $7,158,808.

††	The entire security represents collateral for securities loaned as of December 31, 2008.

REIT – Real Estate Investment Trust

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Diamond Hill Financial Trends Fund, Inc.
Schedule of Securities Sold Short
December 31, 2008

		Market
	Shares	Value

Common Stocks — 100.0%
Finance — Banks & Thrifts — 94.3%
First Financial Bankshares, Inc.	5,915	$326,567
Home Bancshares, Inc.	18,005	485,235
M&T Bank Corp.	5,370	308,292
Peoples Bancorp, Inc.	23,970	458,546
Valley National Bancorp	24,415	494,404
WesBanco, Inc.	20,090	546,649
Westamerica Bancorp.	3,280	167,771
Westwood Holdings Group, Inc.	14,094	400,411

		3,187,875

Finance — Broker Dealer — 5.7%
KBW, Inc.*	8,430	193,890

Total Common Stocks Sold Short — 100.0%
(Proceeds $3,735,843)		$3,381,765

*	Non-dividend expense producing security.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Financial Statements
Statements of Assets and Liabilities December 31, 2008
This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets
Investments, at value (cost $45,043,140) — including $7,158,808 of securities loaned	$40,740,776
Deposit with broker for securities sold short	2,157,586
Receivable for investments sold	956,640
Tax reclaim receivable	15,975
Receivable for dividends and interest	109,688
Receivable from Investment Adviser	33,612

Total assets	44,014,277

Liabilities
Return of collateral for securities on loan	7,084,537
Securities sold short, at value (proceeds $3,735,843)	3,381,765
Payable for investments purchased	128,369
Payable for dividends on securities sold short	17,723
Payable to Administrator	4,075
Payable to Directors	1,629
Other payables and accrued expenses	25,703

Total liabilities	10,643,801

Net Assets
Capital paid-in	40,212,716
Accumulated net investment income	831,875
Accumulated net realized loss on investments	(3,725,829)
Net unrealized depreciation on investments	(3,948,286)

Net assets	$33,370,476

Net asset value per share
Based on 3,993,124 shares outstanding - 50 million shares authorized with par value of $0.001 per share.	$8.36

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Statement of Operations For the year ended December 31, 2008
This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends	$1,926,199
Securities lending	182,088

Total investment income	2,108,287

Expenses
Investment management fees	317,225
Administration fees	73,121
Directors’ fees and Expenses	132,567
Professional fees	93,674
Custodian fees	9,854
Regulatory and Exchange fees	19,844
Transfer agent fees	23,369
Postage and printing	8,336
Dividend expense on securities sold short	56,634
Insurance and registration	5,839
Total expenses	740,463

Fees waived by Investment Adviser	(130,282)

Net expenses	610,181

Net investment income	1,498,106

Realized and unrealized gain (loss)
Net realized loss on security transactions	(4,078,412)
Net realized gain on closed short positions	369,758
Change in net unrealized appreciation/depreciation of investments	(25,514,059)

Net realized and unrealized loss	(29,222,713)

Decrease in net assets from operations	$(27,724,607)

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Statements of Changes in Net Assets
These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and the net of Fund share transactions, if any.

	Year	Year
	ended	ended
	December 31,	December 31,
	2008	2007
Increase (decrease) in net assets
From operations
Net investment income	$1,498,106	$1,108,988
Net realized gain (loss) from security transactions	(4,078,412)	9,050,783
Net realized gain from closed short positions	369,758	—
Change in net unrealized appreciation/depreciation	(25,514,059)	(22,258,921)

Decrease in net assets resulting from operations	(27,724,607)	(12,099,150)

Distributions to common shareholders
From net investment income	(413,288)	(1,118,000)
From net realized gain	(1,285,067)	(8,831,068)

Decrease in net assets from distributions to common shareholders	(1,698,355)	(9,949,068)

Net assets
Beginning of year	62,793,438	84,841,656

End of year	$33,370,476	$62,793,438

Accumulated net investment income	$831,875	$13,243

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Financial Highlights
The Financial Highlights shows how the Fund’s net asset value for a share has changed since the end of the previous period.

	Year ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Per share operating performance
Net asset value, beginning of year	$15.73	$21.25	$19.46	$19.09	$17.63
Net investment income [1]	0.38	0.28	0.25	0.23	0.19
Net realized and unrealized gain (loss) on investments	(7.33)	(3.31)	2.69	0.96	2.44
Total from investment operations	(6.95)	(3.03)	2.94	1.19	2.63
Less distributions
From net investment income	(0.10)	(0.28)	(0.26)	(0.22)	(0.20)
From net realized gain	(0.32)	(2.21)	(0.89)	(0.60)	(0.97)
Total distributions	(0.42)	(2.49)	(1.15)	(0.82)	(1.17)
Net asset value, end of year	$8.36	$15.73	$21.25	$19.46	$19.09
Per share market value, end of year	$6.35	$13.75	$19.01	$16.68	$17.47
Total return at net asset value [2] (%)	(44.30)	(12.50)	15.92 [3]	6.99 [3]	15.81 [3]
Total return at market value [2] (%)	(51.60)	(14.50)	20.99	0.21	1.54
Ratios and supplemental data
Net assets, end of period (in millions)	$33	$63	$85	$78	$76
Ratio of gross expenses to average net assets (%)	1.53	1.30	1.21	1.18	1.22
Ratio of net expenses to average net assets, excluding dividends on securities sold short (%)	1.15	—	—	—	—
Ratio of net expenses to average net assets (%)	1.26	1.28	1.21	1.18	1.22
Ratio of net investment income to average net assets (%)	3.09	1.36	1.21	1.21	1.04
Portfolio Turnover (%)	65	42	10	4	10

1	Based on the average of the shares outstanding.

2	Total return based on net asset value reflects changes in the Fund’s net asset value during each year. The total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the year.

3	Unaudited.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Notes to Financial Statements
Note 1
Accounting policies
The Diamond Hill Financial Trends Fund, Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.
Significant accounting policies of the Fund are as follows:
Valuation of investments Security valuation
The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M. Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certificates of deposit are FDIC insured and valued at cost, which approximates fair value.
Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors.
Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards (“SFAS”) No. 157 — “Fair Value Mearsurements” (“SFAS 157”). SFAS 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. One key component of the implementation of SFAS 157 included the development of a three — tier fair value hierarchy. All investments held by the Fund are valued based upon the definition of Level 1 inputs. In general, SFAS 157 defines Level 1 inputs, as fair values which use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Investment transactions
Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Short sales
The Fund is permitted to make short sales of securities. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is
Diamond Hill Financial Trends Fund, Inc.

obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.
The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.
Securities lending
The Fund has a securities lending agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”). Under the terms of the agreement, JPMorgan is authorized to loan securities on behalf of the Fund to approved borrowers. In exchange, the Fund receives cash collateral in the amount of at least 100% of the value of the securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Fund from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, net securities lending income shall first be solely paid as credits and offset against costs and other charges incurred by the Fund with JPMorgan. Any remaining securities lending revenue is then paid to the Fund as securities lending income. The securities lending income and the custody fee credit are presented in the Statement of Operations.
As of December 31, 2008, the value of securities loaned and the collateral held were as follows:

Market Value	Value of
of Securities	Collateral
Loaned	Received
$7,158,808	$7,084,537
Pursuant to the Fund’s securities lending agreement, and according to normal operating procedures, the custodian segregated an additional $347,299 in collateral the following business day for securities on loan in the Fund.
Federal income taxes
The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2005 through 2008) for purposes of implementing FIN 48 and has concluded that no provision for income tax is required in the financial statements.
Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign dividend income may be subject to foreign withholding taxes, which are accrued as applicable.
The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2008, the tax character of distributions paid was as follows: ordinary income $945,639 and long-term capital gains $752,716. During the year ended December 31, 2007, the tax character of distributions paid was as follows: ordinary
Diamond Hill Financial Trends Fund, Inc.

income $2,119,354 and long-term capital gains $7,829,714.
As of December 31, 2008, the components of distributable earnings on a tax basis included $831,875 of undistributed ordinary income and $2,177,195 of capital loss carryforwards and $1,449,507 of post-October losses. These capital loss carryforwards will expire December 31, 2016.
Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from U.S. generally accepted accounting principles (GAAP). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.
Certain reclassifications have been made to the components of net assets, the result of dividend character reclassifications. The following reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis:

Accumulated	Accumulated
Net Investment	Net Realized
Income	Losses
$(266,186)	$266,186
Use of estimates
The preparation of financial statements, in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Note 2
Management fees and transactions with affiliates and others Investment Advisory
Effective January 3, 2008, the Fund entered into an Investment Advisory Agreement with Diamond Hill Capital Management, Inc. (“Adviser”). This agreement was approved by the Board of Directors on September 5, 2007, subject to shareholder approval which was subsequently obtained on January 3, 2008. Under the agreement, the Adviser provides management of the investment and reinvestment of the Fund’s assets; continuous review, supervision, and administration of the investment program of the Fund; provides office space, furnishings and equipment used to carry out the investment management of the Fund. For these services, the Adviser receives a fee at an annual rate of 0.65% of the Fund’s average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund’s average weekly net asset value in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000. However, pursuant to the Expense Limitation Agreement (“Limitation Agreement”), the Adviser has agreed to limit the operating expenses of the Fund to an annual rate of 1.15% of the average weekly net assets of the Fund. This Limitation Agreement is effective through January 2, 2010.
Administration
The Fund has entered into an Administration Agreement with Diamond Hill Capital Management, Inc. (“Administrator”), whereby the Administrator agrees to oversee the determination and publication of the Fund’s net assets value, the maintenance of the books and records of the Fund; prepare the Fund’s federal, state and local income tax returns; prepare the financial information for the Fund’s proxy statements, if required, and semi-annual and annual reports to shareholders; prepare the Fund’s periodic financial reports to the Securities and Exchange Commission; respond to shareholder inquiries; and supply the Board of Directors and officers of the Fund with all statistical information and reports reasonably required by them. For these services, the Administrator receives a fee at an annual rate of
Diamond Hill Financial Trends Fund, Inc.

$22,000 or 0.15% of the Fund’s average weekly assets, whichever is higher.
The Administrator has entered into a Sub-Administration Agreement with JPMorgan, whereby JPMorgan will provide sub-administration services for the Fund. The services provided under the agreement includes day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of books and records, preparation of reports, and supervision of the Fund’s arrangement with the custodian.
The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are employees of the Adviser.
Note 3
Guarantees and indemnifications
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.
Note 4
Fund share transactions
The Fund had no share transactions during the last two years.
The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends, each quarter during periods when the Fund’s shares are trading at a discount from the net asset value, to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.
Note 5
Investment transactions
Purchases and proceeds from sales or maturities of securities, other than short term securities and obligations of the U.S. government, during the year ended December 31, 2008, aggregated $31,739,453 and $35,319,914, respectively.
The tax cost of investments owned on December 31, 2008, including short-term investments, for federal income tax purposes, was $45,489,567. Gross unrealized appreciation and depreciation of investments aggregated $5,856,767 and $9,904,180, respectively, resulting in net unrealized depreciation of $4,047,413. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.
Diamond Hill Financial Trends Fund, Inc.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of
The Diamond Hill Financial Trends Fund, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Diamond Hill Financial Trends Fund, Inc. (the “Fund”), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the two years ended December 31, 2006 were audited by other auditors whose report dated February 16, 2007, expressed an unqualified opinion on those financial statements. The financial highlights for the year ended December 31, 2004 were audited by other auditors whose report dated February 18, 2005, expressed an unqualified opinion on those financial highlights.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diamond Hill Financial Trends Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Cincinnati, Ohio
February 20, 2009

Supplemental Information (unaudited)
Tax information
For federal income tax purposes, the following information was furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2008.
This Fund designated distributions of $752,716 to shareholders as a long-term capital gain dividend.
With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2008, 100% of the dividends qualified for the corporate dividends-received deduction.
The Fund designated the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2008.
Shareholders were mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.
Proxy Voting
The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment objective and policy
The Fund’s primary investment objective is long-term capital appreciation. Its secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing between 80% and 115% of its assets long and sell short between 0% and 30% of its assets in stocks of U.S. financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasi-governmental entities and, as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund’s investment policy of investing at least 80% of “assets” in equity securities, “assets” is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions.
As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund’s current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries, except that the Fund will invest more than 25% of its assets in the financial services sector.”
Portfolio management
Mr. Christopher Bingaman assumed responsibility as the portfolio manager of the Fund on December 1, 2007. Mr. Bingaman has a Bachelor of Arts degree in Finance (cum laude) from Hillsdale College, a Masters degree in Business Administration from the University of Notre Dame and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since March 2001. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.
Mr. William Dierker assumed responsibility as the assistant portfolio manager of the Fund on December 1, 2007. Mr. Dierker has a B.S.B.A. in accounting from Xavier University and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since September 2006. From September 2004 to August 2006, Mr. Dierker was a Senior Portfolio Manager/Senior Vice President at Federated Investors. He was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as an Investment Officer with Nationwide Insurance Enterprise from March 1998 through September 1999; as Vice President, Equity Securities with Nationwide from September 1999 to January 2002; and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003.
Bylaws
In January 2003, the Board of Directors adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for director. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its

Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. The Fund is presently listed on NASDAQ and, per a grandfathering provision, is not required to hold annual shareholder meetings. The Board approved the above amendment to the Fund’s bylaws to provide a defined structure for the submission of shareholder proposals should the circumstances change and an annual meeting be required. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.
In November 2005, the Fund’s Board of Directors adopted several amendments to the Fund’s bylaws regarding the Chairman of the Board position: The Chairman of the Board shall at all times be a director who is not an interested person of the Fund as that term is defined by the Investment Company Act of 1940. The scope of the Chairman’s responsibilities and fiduciary obligations were further defined. Lastly, disclosure regarding the election, resignation and removal of the Chairman as well as the filling of a vacancy was added.
At a quarterly meeting of the Fund’s Board of Directors held February 13, 2006, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least 35% of all votes entitles to be cast at the meeting.
Dividends and distributions
During the year ended December 31, 2008 dividends from net investment income totaling $0.17 per share and capital gain distributions totaling $0.255 were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

August 27, 2008	$0.070
December 16, 2008	0.100

CAPITAL GAIN
PAYMENT DATE	DISTRIBUTION

August 27, 2008	$0.255
Dividend reinvestment plan
The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the “Plan”), which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash, reinvested by Mellon Investor Services (the “Plan Agent”) in shares of the Fund’s common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.
In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These record holders will then credit the beneficial owners’ accounts with the appropriate stock or cash distribution.
Whenever the market price of the Fund’s stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund’s stock exceeds the market price per share, the Plan Agent shall make open market purchases of the Fund’s stock for each participating shareholder’s account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases. The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.
The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax that may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.
All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-877-254-8583).
Shareholder communication and assistance
If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 0731 0
Telephone: 1-877-254-8583
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Directors and Officers
This chart provides information about the Directors and Officers who oversee your Diamond Hill Financial Trends Fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.

Independent Directors[1]

Name, age
Position(s) held with Fund	Director
Principal occupation(s) and other	of Fund
directorships during past 5 years	since	[2]
Franklin C. Golden, Born: 1950 Chairman and Director Managing Director, Wachovia Securities, Inc. (since 2001) (broker dealer); President, James Myers and Company (full-service broker dealer) (until 2001); President, Financial Trends Fund, Inc. (until 2001); Executive Vice President, IJL/Wachovia (until 1991); Past Director and Chairman of the National Association of Securities Dealers (NASD) District 7 Business Conduct Committee.	1989

Robert G. Freedman, Born: 1938 Director Executive Vice President and Chief Investment Officer, Sovereign Asset Management and NM Capital Management, Inc. (until 2000); Vice Chairman and Chief Investment Officer, John Hancock Advisers, LLC (until 1998).	1996

Russell J. Page, Born: 1942 Director Principal, Rusty Page & Co. (equity markets consulting) (since 1996); Regional Board, BB&T Corp. (since 2004); Trustee, Appalachian Regional Healthcare Systems (since 2004); Director, Cannon Memorial Hospital (since 2003); NationsBank Equity Marketing Executive (until 1996), Nasdaq Stock Market Managing Director (until 2001).	2003

Fred G. Steingraber, Born: 1938 Director Chairman and Chief Executive Officer, A.T. Kearney, Inc. (management consulting) (retired 2002); Director, Maytag Corporation; Director, Supervisory Board of Continental AG; Director 3i PLC; Director, Elkay Manufacturing.	1989

Donald R. Tomlin, Born: 1933 Director Vice President of Livingston Group Asset Management Company (operating as Southport Capital Management) (since 2001); Managing Director, Southport Capital, Inc. (registered investment adviser) (until 2001); Managing Director and portfolio manager of Haven Capital Management, Inc. (until 1991); Principal and portfolio manager of Kleinwort Benson McCowan Inc. and its successor McCowan Associates, Inc. (until 1983).	1989

H. Hall Ware, III, Born: 1935 Director Attorney, private practice (since 2001); President, Odin Systems International, Inc. (1999-2001); Gilbert, Harrell, Gilbert, Sumerford & Martin, Attorneys (until 1999).	1989

Principal Officers[1]

Name, age	Officer
Position(s) held with Fund	of Fund
Principal occupation(s) at least the last 5 years	since [2]
James F. Laird, Jr., Born: 1957
President
Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001. Vice President Corporate Strategy with Nationwide Insurance from January 2001 to July 2001. Senior Vice President Product Development with Villanova Capital from February 1999 through December 2000.
December 1, 2007

Gary R. Young, Born: 1969
Treasurer, Secretary, and Chief Compliance Officer
Controller of Diamond Hill Investment Group, Inc., since April 2004. Director of Mutual Fund Administration with Banc One Investment Advisors October 1998 through April 2004. Vice President and Manager of Mutual Fund Accounting and Financial Reporting with First Chicago NBD January 1996 through October 1998.
December 1, 2007

Brian D. Risinger, Born: 1968
Assistant Treasurer
Director of Compliance and Administration of Diamond Hill Investment Group, Inc., since May 2006; Director of Compliance and Director of Fund Administration with BISYS Fund Services April 1994 through April 2006.
December 1, 2007

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.

[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

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For more information
The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-614-255-4080	www.diamond-hill.com/closedendfund.asp	www.sec.gov

Directors
Franklin C. Golden
Robert G. Freedman
Russell J. Page
Fred G. Steingraber
Donald R. Tomlin
H. Hall Ware III

Officers
Franklin C. Golden
Chairman
James Laird
President
Gary Young
Treasurer, CCO, Secretary
Brian Risinger
Assistant Treasurer
Investment adviser
Diamond Hill Capital Management, Inc.
325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215

Custodian
JPMorgan Chase Bank, N.A.
14201 North Dallas Parkway
Dallas, TX 75254-2916

Transfer agent and registrar
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310	Independent directors’
Counsel
Paul, Hastings, Janofsky
& Walker, LLP
600 Peachtree St., N.E.
Twenty – Fourth Floor
Atlanta, GA 30308

Stock symbol
Listed Nasdaq Symbol:
DHFT

For shareholder
assistance,
refer to page 20

How to contact us

Internet	www.diamond-hill.com

Mail	Mellon Investor Center Newport Office Center VII 480 Washington Boulevard Jersey City, NJ 07310

Phone	Customer service representatives Information Line	1-877-254-8583 1-614-255-4080
A listing of month-end portfolio holdings is available on our Web site, www.diamond-hill.com. Additionally portfolio holdings are available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-614-255-4080, or on the SEC’s Web site, www.sec.gov.

DIAMOND HILL®
funds

325 John H. McConnell Blvd.
Suite 200
Columbus, Ohio 43215

614.255.3333
www.diamond-hill.com

Investment Adviser
Diamond Hill Capital Management, Inc.

For additional information, call:
Mellon Investor Services
TOLL FREE 877.254.8583

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Russell J. Page is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. Audit fees totaled $17,100 and $22,000 in fiscal 2008 and 2007 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.
(b) Audit-Related Fees. There were no audit-related fees in fiscal 2008 and 2007.
(c ) Tax Fees. Fees for tax compliance and consultative services totaled $4,700 and $5,000 in fiscal 2008 and 2007, respectively.
(d) All Other Fees. There were no other fees in fiscal 2008 and 2007.
(e)(1) Audit Committee Pre-Approval Policies. See attachment “Audit Committee Charter”, with the audit committee pre-approval policies and procedures.
(e)(2) None of services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the Audit Committee.
(f) Not applicable
(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $4,700 and $5,000 in 2008 and 2007, respectively.
(h) Not applicable
Item 5. Audit Committee of Listed Companies.
The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:
Franklin C. Golden
Russell J. Page
Fred G. Steingraber
Donald R. Tomlin
H. Hall Ware

Item 6. Schedule of Investments.
The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
See attached Exhibit “Proxy Voting Policies and Procedures”.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
See attached Exhibit “Portfolio Manager’s Information”.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
See attached Exhibit “Governance Committee Charter”.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is filed herewith

(c)	Audit Committee Charter

(d)	Proxy Voting Policies and Procedures

(e)	Portfolio Manager’s Information

(f)	Governance Committee Charter

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diamond Hill Financial Trends Fund By (Signature and Title)
/s/ James F. Laird, Jr. James F. Laird, Jr.
President
Date: March 5, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ James F. Laird, Jr. James F. Laird, Jr.
President
Date: March 5, 2009

By (Signature and Title)
/s/ Gary R. Young Gary R. Young.
Treasurer and Chief Financial Officer
Date: March 5, 2009